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                                                                    EXHIBIT 23.3

                      CONSENT OF COOPERS & LYBRAND L.L.P



CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statements of AccuStaff Incorporated on Form S-8 (Reg. Nos. 33-88262 and 333-06899) of our report dated September 12, 1996, on our audit of the financial statements of DataCorp Business Systems, Inc. as of December 31, 1995 and for the year then ended, which report is included in this Report on Form 8-K.


                                       /s/ COOPERS & LYBRAND L.L.P.


Cleveland, Ohio
September 16, 1996